Exhibit 10.20

[Non-Director Employees]

THIS DOCUMENT CONSTITUTES PART OF THE SECTION 10(a) PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

Franklin Electric Co., Inc. Stock Plan
Restricted Stock Award Agreement

The employee identified below has been selected to be a Participant in the Franklin Electric Co., Inc. Stock Plan (the “Plan”), and has been granted a Restricted Stock Award (“Award”) as outlined below:

Participant:
Date of Award:
Number of Shares Subject to Award:
End of Restriction Period:
Performance Objectives:

This Agreement, effective as of the Date of Award set forth above, is between Franklin Electric Co., Inc., an Indiana corporation (the “Company”), and the Participant named above. The parties hereto agree as follows:

The Plan provides a complete description of the terms and conditions governing the Award. If there is any inconsistency between the terms of this Agreement and the terms of the Plan, the Plan’s terms shall govern. All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein. A copy of the Plan is attached hereto and the terms of the Plan are hereby incorporated by reference.

1.
Grant of Restricted Stock. Subject to the provisions set forth herein and the terms and conditions of the Plan, and in consideration of the agreements of the Participant herein provided, the Company hereby grants to the Participant the number of shares of Common Stock set forth above.

2.
Acceptance by Participant. The receipt of the Award is conditioned upon the execution of this Agreement by the Participant and the return of an executed copy of this Agreement to the Secretary of the Company no later than 60 days after the Award Date set forth therein or, if later, 30 days after the Participant receives this Agreement.

3.
Transfer Restrictions. Except as set forth in Section 8.1 of the Plan, none of the shares of Common Stock subject to the Award (“Award Shares”) shall be sold, assigned, pledged or otherwise transferred, voluntarily or involuntarily, by the Participant (or his estate or personal representative, as the case may be), until such restrictions lapse in accordance with Sections 4 and 5 below.

4.
Lapse of Restrictions. The restrictions set forth in Section 3 above shall lapse on the last day of the Restriction Period if the Committee determines that the Performance Objectives described above have been met as of such date.

5.
Death, Disability or Retirement. To the extent the restrictions set forth in Section 3 above have not lapsed in accordance with Section 4 above, in the event that the Participant’s employment with the Company and all subsidiaries terminates due to the Participant’s death, disability or retirement, such restrictions shall lapse with respect to a number of Award Shares determined by multiplying the number of Award Shares by a fraction, the numerator of which is the number of full months that have elapsed from the Date of Award to the termination of employment and the denominator of which is the number of full months in the Restriction Period. Award Shares with respect to which restrictions do not lapse shall be forfeited. For this purpose (a) “disability” has the meaning, and will be determined, as set forth in the Company’s long term disability program in which the Participant participates, and (b) “retirement” means the Participant’s termination from employment with the Company and all subsidiaries without cause (as determined by the Committee in its sole discretion) when the Participant is 65 or older or 55 or older with 10 years of service with the Company and its subsidiaries.

6.
Forfeiture. The Award shall be forfeited to the Company (a) upon the Participant’s termination of employment with the Company and all subsidiaries for any reason other than the Participant’s death, disability or retirement (as described in Section 5 above) that occurs prior to the date the restrictions lapse as provided in Section 4 above or (b) if at the end of the Restriction Period the Committee determines that the Performance Objectives are not met. The foregoing provisions of this Section 6 shall be subject to the provisions of any written employment or severance agreement that has been or may be executed by the Participant and the Company, and the provisions in such employment or severance agreement concerning the lapse of restrictions of an Award shall supercede any inconsistent or contrary provision of this Section 6.

7.
Withholding Taxes. If applicable, the Participant shall pay to the Company an amount sufficient to satisfy all minimum Federal, state and local withholding tax requirements prior to the delivery of any certificate for Award Shares. Payment of such taxes may be made by one or more of the following methods: (a) in cash, (b) in cash received from a broker-dealer to whom the Participant has submitted a notice and irrevocable instructions to deliver to the Company proceeds from the sale of a portion of the shares subject to the Award, (c) by delivery to the Company of other Common Stock owned by the Participant that is acceptable to the Company, valued at its then fair market value, and/or (d) by directing the Company to withhold such number of shares of Common Stock otherwise issuable in connection with the Award with a fair market value equal to the amount of tax to be withheld.

8.
Rights as Shareholder. The Participant shall be entitled to all of the rights of a shareholder of the Company with respect to the outstanding Award Shares, including the right to vote such shares and to receive dividends and other distributions payable with respect to such Award Shares from the Award Date.

9.
Escrow of Share Certificates. Certificates for the Award Shares shall be issued in the Participant’s name and shall be held in escrow by the Company until all restrictions lapse or such Award Shares are forfeited or resold to the Company as provided herein. A certificate or certificates representing the Award Shares as to which restrictions have lapsed shall be delivered to the Participant (or the Participant’s executor or personal representative in the case of the Participant’s death) upon such lapse of restrictions.

10.
Section 83(b) Election. The Participant may make an election pursuant to Section 83(b) of the Internal Revenue Code to recognize income with respect to the Award Shares before the restrictions lapse, by filing such election with the Internal Revenue Service within 30 days of the Award Date and providing a copy of that filing to the Company.

11.
Administration. The Award shall be administered in accordance with such administrative regulations as the Committee shall from time to time adopt.  It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Agreement, all of which shall be binding upon the Participant.

12.	Governing Law. This Agreement, and the Award, shall be construed, administered and governed in all respects under and by the laws of the State of Indiana.

IN WITNESS WHEREOF, this Agreement is executed by the parties this ___ day of __________, ______, effective as of the ___ day of __________, ______.

FRANKLIN ELECTRIC CO., INC.

________________________________ Participant	By:________________________________

Franklin Electric Co., Inc. Stock Plan
Restricted Stock Award

Name (Please Print)

In the event of my death, the following person is to receive any outstanding Award Shares granted to me under the Franklin Electric Co., Inc. Stock Plan.

NOTE:  The primary beneficiary(ies) will receive your Stock Plan benefits. If more than one primary beneficiary is indicated, the benefits will be split among them equally. If you desire to provide for a distribution of benefits among primary beneficiaries on other than an equal basis, please attach a sheet explaining the desired distribution in full detail. If any primary beneficiary is no longer living on the date of your death, the benefit which the deceased primary beneficiary would otherwise receive will be distributed to the secondary beneficiary(ies), in a similar manner as described above for the primary beneficiary(ies).

‘ Primary Beneficiary		‘ Secondary Beneficiary
____________________	____________________	_____________________	_________________
Last Name	First	M.I.	Relationship
_________________________________________		_________________________________________
Street Address		City, State, Zip Code

‘ Primary Beneficiary		‘ Secondary Beneficiary
____________________	____________________	_____________________	_________________
Last Name	First	M.I.	Relationship
_________________________________________		_________________________________________
Street Address		City, State, Zip Code

‘ Primary Beneficiary		‘ Secondary Beneficiary
____________________	____________________	_____________________	_________________
Last Name	First	M.I.	Relationship
_________________________________________		_________________________________________
Street Address		City, State, Zip Code

If a trust or other arrangement is listed above, include name, address and date of arrangement below:
__________________________	__________________________		__________________________
Name	Address		Date
‘ For additional beneficiaries, check here and attach an additional sheet of paper.

This supersedes any beneficiary designation previously made by me with respect to Award Shares granted under this Plan. I reserve the right to change the beneficiary at any time.

_______________________________________		_________________________________________
Date		Sign your full name here

Date received by Franklin Electric Co., Inc.		______________________________________
By:______________________________________